Exhibit 10.1

EXECUTION VERSION

EIGHTH AMENDMENT TO

REVOLVING CREDIT AGREEMENT

This EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of March 31, 2023, is entered into by and among each of the parties listed on the signature pages hereto as a “Borrower” (collectively, the “Borrowers”) and a “General Partner” (collectively, the “General Partners”), HSBC BANK USA, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) and a Lender, and the other banks and financial institutions listed on the signature pages hereto as Lenders.

RECITALS

WHEREAS, the Borrowers, the General Partners, the Lenders and the Administrative Agent have entered into that certain Revolving Credit Agreement, dated as of June 14, 2019 (as supplemented by that certain Borrower Joinder Agreement, dated as of June 12, 2020, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 23, 2020, as supplemented by that certain Borrower Joinder Agreement, dated as of May 3, 2021, as amended by that certain Second Amendment to Revolving Credit Agreement, dated as of June 11, 2021, as amended by that certain Joinder and Third Amendment to Revolving Credit Agreement, dated as of July 8, 2021, as supplemented by that certain Lender Assignment and Assumption Agreement, dated as of September 30, 2021, as supplemented by that certain Lender Joinder Agreement, dated as of November 24, 2021, as amended by that certain Fourth Amendment to Revolving Credit Agreement, dated as of February 28, 2022, as supplemented by that certain Borrower Joinder Agreement, dated as of April 25, 2022, as amended by that certain Fifth Amendment to Revolving Credit Agreement, dated as of May 27, 2022, as amended by that certain Sixth Amendment to Revolving Credit Agreement, dated as of June 10, 2022, as amended by that certain Seventh Amendment to Revolving Credit Agreement, dated as of November 10, 2022, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to Section 12.1 of the Credit Agreement, the parties hereto wish to amend the Credit Agreement as further described herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Effective Date (as defined below), certain sections of the Credit Agreement are hereby amended as set forth on Annex A to this Amendment. Language being inserted into the applicable section of the Credit Agreement and applicable exhibit is evidenced by blue underlined text. Language being deleted from the applicable section of the Credit Agreement and applicable exhibit is evidenced by red strike-through text.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) upon which all of the following conditions have been satisfied:

3.1. the Administrative Agent shall have received an executed counterpart (or counterparts) of this Amendment executed on behalf of each of the parties hereto;

3.2. the Administrative Agent shall have received an executed counterpart (or counterparts) of that certain temporary increase fee letter dated as of the date hereof (the “Temporary Increase Fee Letter”) on behalf of the Borrowers;

3.3. the Administrative Agent shall have received a Beneficial Ownership Certification in relation to each Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation;

3.4. the Administrative Agent shall have received on behalf of HSBC Bank USA, National Association, as a Lender, the Temporary Increase Fee as defined in the Temporary Increase Fee Letter, which fee shall be fully earned on the Effective Date and shall be non-refundable when paid; and

3.5. the Administrative Agent shall have received payment of all other reasonable fees and other amounts due and payable on or prior to the date hereof (it being acknowledged that, to the extent invoiced prior to the date hereof, reimbursement or payment of all reasonable fees and disbursements of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP, shall be received as a condition precedent to the Effective Date).

SECTION 4. Miscellaneous.

4.1. Amended Terms. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby, the Credit Agreement and each Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2. Representations and Warranties. (a) Each of the parties hereto hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as limited by Debtor Relief Laws and equitable principles, (b) each of the Credit Parties hereby represents and warrants that upon the Effective Date, no Potential Default or Event of Default shall exist and (c) each of the Credit Parties hereby represents and warrants that the representations and warranties set forth in the Credit Agreement and in the other Loan Documents to which such Credit Party is a party are true and correct in all material respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent that such representations and warranties expressly relate to an earlier date and except to the extent of changes in facts or circumstances that have been disclosed to the Lenders in writing and do not constitute an Event of Default or a Potential Default or to the extent such representations and warranties relate to an earlier or other specific date).

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4.3. Reaffirmation of Resolutions. Each of the Credit Parties acknowledges and affirms that the resolutions previously delivered to the Administrative Agent remain in full force and effect as of the Effective Date and have not been amended, modified or rescinded prior to the date hereof.

4.4. Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

4.5. Reaffirmation of Security Interests. Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents to which it is a party are valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted by such Credit Party in or pursuant to the Loan Documents.

4.6. Loan Document. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.7. References to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “the Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.8. Effect on Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

4.9. No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.10. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.11. Governing Law. This Amendment and any claim, controversy or dispute arising under or related to or in connection therewith, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law.

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4.12. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.13. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.

4.14. Multiple Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile, electronic mail (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (other than any DocuSign electronic signature)) or in portable document format), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWERS:

AB-ABBOTT PRIVATE EQUITY INVESTORS 2019 (DELAWARE) FUND L.P.

By:	AB-Abbott Private Equity Investors G.P. L.P., its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY INVESTORS 2020 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Investors 2020 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2021 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2021 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Eighth Amendment to Revolving Credit Agreement

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING FUND, L.P.,

By:	AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING G.P. L.P., its General Partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB PRIVATE CREDIT INVESTORS CORPORATION

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2022 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2022 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Eighth Amendment to Revolving Credit Agreement

GENERAL PARTNERS:

AB-ABBOTT PRIVATE EQUITY INVESTORS G.P. L.P.

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY INVESTORS 2020 G.P. L.P.

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2021 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING G.P. L.P.,

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2022 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Eighth Amendment to Revolving Credit Agreement

ADMINISTRATIVE AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Daniel Gonzalez
Name: Daniel Gonzalez
Title: Vice President

HSBC – AB Umbrella – Eighth Amendment to Revolving Credit Agreement

LENDERS:

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Kieran Patel
Name: Kieran Patel
Title: Managing Director

HSBC – AB Umbrella – Eighth Amendment to Revolving Credit Agreement

BANKUNITED, N.A., as a Lender

By:	/s/ Joseph S. Wamboldt
Name: Joseph S. Wamboldt
Title: SVP

HSBC – AB Umbrella – Eighth Amendment to Revolving Credit Agreement

CATHAY BANK, as a Lender

By:	/s/ Peter Thompson
Name: Peter Thompson
Title: Senior Vice President

HSBC – AB Umbrella – Eighth Amendment to Revolving Credit Agreement

Annex A

(Attached)

REVOLVING CREDIT AGREEMENT

AB-ABBOTT PRIVATE EQUITY INVESTORS 2019 (DELAWARE) FUND L.P.,

as the Initial Borrower

AB-ABBOTT PRIVATE EQUITY INVESTORS G.P. L.P.,

as the Initial General Partner

and

HSBC BANK USA, NATIONAL ASSOCIATION,

as the Administrative Agent and a Lender

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Temporary Increase” means a short-term increase in the Maximum Commitment from $135,000,000 to $200,000,000, which expires on the Temporary Increase Maturity Date.

“Temporary Increase Maturity Date” means June 9, 2023.

“Transfer” means to assign, convey, exchange, pledge, sell, set-off, transfer or otherwise dispose. “Transferred” has the correlative meaning.

“Type of Loan” means a Reference Rate Loan or a SOFR Loan.

“UCC” means the Uniform Commercial Code as adopted in the State of New York and any other state from time to time, which governs creation or perfection (and the effect thereof) of security interests in any Collateral.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Uncalled Capital Commitment” means, with respect to any Investor at any time, such Investor’s uncalled Capital Commitment, including, for the avoidance of doubt, its “Remaining Commitment” as defined in the applicable Partnership Agreement.